Exhibit 8(b)

FORM OF APPENDIX A

This APPENDIX A, dated as of [            ] 2014, is Appendix A to that certain Administration Agreement dated as of June 1, 2007, between BlackRock Advisors, LLC, BNY Mellon Investment Servicing (US) Inc. (formerly known as PFPC Inc.), and BlackRock Funds II.

Name of Portfolio	Class of Shares
BlackRock Aggressive Growth Prepared Portfolio	Institutional Shares
Investor A
Investor C
R Shares

BlackRock Conservative Prepared Portfolio	Institutional Shares
Investor A
Investor C
R Shares

BlackRock Core Bond Portfolio	Institutional Shares
BlackRock Shares
Service Shares
Investor A
Investor B
Investor C
R Shares

BlackRock Dynamic High Income Portfolio	Institutional Shares
Investor A
Investor C

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	Institutional Shares BlackRock Shares
Investor A
Investor C

BlackRock Floating Rate Income Portfolio	Institutional Shares
Investor A
Investor C
Investor C1

BlackRock Global Dividend Portfolio	Institutional Shares
Investor A
Investor C

BlackRock GNMA Portfolio	Institutional Shares
BlackRock Shares
Service Shares
Investor A
Investor B
Investor C
R Shares

Name of Portfolio	Class of Shares
BlackRock Growth Prepared Portfolio	Institutional Shares
Investor A
Investor C
R Shares

BlackRock High Yield Bond Portfolio	Institutional Shares
BlackRock Shares
Service Shares
Investor A
Investor B
Investor B1
Investor C
Investor C1
R Shares

BlackRock Inflation Protected Bond Portfolio	Institutional Shares
BlackRock Shares
Service Shares
Investor A
Investor B
Investor C
R Shares

BlackRock Investment Grade Bond Portfolio	Institutional Shares
BlackRock Shares
Investor A
R Shares

BlackRock Low Duration Bond Portfolio	Institutional Shares
BlackRock Shares
Service Shares
Investor A
Investor A1
Investor B
Investor B1
Investor B2
Investor B3
Investor C
Investor C1
Investor C2
Investor C3
R Shares

BlackRock Moderate Prepared Portfolio	Institutional Shares
Investor A
Investor C
R Shares

BlackRock Multi-Asset Income Portfolio	Institutional Shares
Investor A
Investor C

Name of Portfolio	Class of Shares
BlackRock Secured Credit Portfolio	Institutional Shares
Investor A
Investor C

BlackRock Strategic Income Opportunities Portfolio	Institutional Shares
Investor A
Investor C

BlackRock U.S. Government Bond Portfolio	Institutional Shares
BlackRock Shares
Service Shares
Investor A
Investor B
Investor B1
Investor C
Investor C1
R Shares

LifePath® Active 2015 Portfolio	Institutional Shares
Investor A
R Shares
K Shares

LifePath® Active 2020 Portfolio	Institutional Shares
Investor A
R Shares
K Shares

LifePath® Active 2025 Portfolio	Institutional Shares
Investor A
R Shares
K Shares

LifePath® Active 2030 Portfolio	Institutional Shares
Investor A
R Shares
K Shares

LifePath® Active 2035 Portfolio	Institutional Shares
Investor A
R Shares
K Shares

LifePath® Active 2040 Portfolio	Institutional Shares
Investor A
R Shares
K Shares

LifePath® Active 2045 Portfolio	Institutional Shares
Investor A
R Shares
K Shares

LifePath® Active 2050 Portfolio	Institutional Shares
Investor A

Name of Portfolio	Class of Shares
R Shares
K Shares

LifePath® Active 2055 Portfolio	Institutional Shares
Investor A
R Shares
K Shares

Release. The names “BlackRock Funds II” and “Trustees of BlackRock Funds II” refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated April 26, 2007, which is hereby referred to and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Company, as may be amended from time to time. The obligations of “BlackRock Funds II” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Company must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

Agreed to and accepted as of [            ], 2014.

BLACKROCK FUNDS II

By:
Name:	[ ]
Title:	[ ]

BLACKROCK ADVISORS, LLC

By:
Name:	[ ]
Title:	[ ]

BNY MELLON INVESTMENT SERVICING (US) INC.

By:
Name:	[ ]
Title:	[ ]